EXHIBIT 10.30

03068238 04/09/2010 09:42 AM RF: $61.00 DF: $0.00 Page: 1 of 12 Electronically recorded in Boulder County Colorado. Recorded as received.

After recording, return to:

Apollo Gold, Inc.
5655 South Yosemite Street, Suite 200
Greenwood Village, CO 80111-3220
Attn: R. David Russell

ASSIGNMENT OF LOAN PROPERTY

THIS ASSIGNMENT OF LOAN PROPERTY (this "Assignment") is made and entered into as of the 12th day of March, 2010 by (1) Duane A. Duffy, Glenn E. Duffy, Luke Garvey and James Ober, known as the Duffy Group (collectively, "Assignor"), and (2) Calais Resources, Inc., a British Columbia corporation, and Calais Resources Colorado, Inc., a Nevada corporation (collectively, "Borrower"), for the benefit of Apollo Gold, Inc., a Delaware corporation ("Assignee").

RECITALS

This Assignment is made with respect to the following facts:

1.
Borrower is the borrower under a loan (the "Loan") evidenced by a Promissory Note dated August 11, 2005, in the original principal amount of $807,650.11 (the "Promissory Note"), and secured by a Deed of Trust in favor of Assignor recorded on August 23, 2005, in the records of the Clerk and Recorder's Office of Boulder County, Colorado (the "Official Records"), at Reception No. 2715644 with respect to the real property described therein (the "Property"). The Promissory Note, the Deed of Trust, all documents related thereto, and all amendments and modifications to any of the foregoing, are collectively referred to herein as the "Loan Property."

2.
The terms of the Loan were previously amended by (a) an Extension of Deed of Trust and Security Agreement between Borrower and Assignor recorded on January 2, 2008 in the Official Records at Reception No. 2902922; (b) a Note and Trust Deed Modification Agreement of April 2008 between Borrower and Assignor recorded on July 22, 2008 in the Official Records at Reception No. 2944713; (c) a Note and Trust Deed Modification Agreement of August 2008 between Borrower and Assignor recorded on September 3, 2008 in the Official Records at Reception No. 2953018; (d) a Note and Trust Deed Modification Agreement of January 2009 between Borrower and Assignor recorded on July 22, 2008 in the Official Records at Reception No. 2985369; (e) a Note and Trust Deed Modification Agreement of May 2009 between Borrower and Assignor dated May 26,2009.

3.
Concurrently herewith, Borrower has partially paid down the outstanding balance of the Loan to Assignor. As of the date hereof, the outstanding balance of the Loan, including accrued interest, is $653,020.53.

      4.  Pursuant to a Purchase Agreement of even date herewith by and among Borrower,

After recording, return to:

Apollo Gold, Inc.
5655 South Yosemite Street, Suite 200
Greenwood Village, CO 80111-3220
Attn: R. David Russell

ASSIGNMENT OF LOAN PROPERTY

THIS ASSIGNMENT OF LOAN PROPERTY (this "Assignment") is made and entered into as of the 12th day of March, 2010 by (1) Duane A. Duffy, Glenn E. Duffy, Luke Garvey and James Ober, known as the Duffy Group (collectively, "Assignor"), and (2) Calais Resources, Inc., a British Columbia corporation, and Calais Resources Colorado, Inc., a Nevada corporation (collectively, "Borrower"), for the benefit of Apollo Gold, Inc., a Delaware corporation ("Assignee").

RECITALS

This Assignment is made with respect to the following facts:

1.
Borrower is the borrower under a loan (the "Loan") evidenced by a Promissory Note dated August 11, 2005, in the original principal amount of $807,650.11 (the "Promissory Note"), and secured by a Deed of Trust in favor of Assignor recorded on August 23, 2005, in the records of the Clerk and Recorder's Office of Boulder County, Colorado (the "Official Records"), at Reception No. 2715644 with respect to the real property described therein (the "Property"). The Promissory Note, the Deed of Trust, all documents related thereto, and all amendments and modifications to any of the foregoing, are collectively referred to herein as the "Loan Property."

2.
The terms of the Loan were previously amended by (a) an Extension of Deed of Trust and Security Agreement between Borrower and Assignor recorded on January 2, 2008 in the Official Records at Reception No. 2902922; (b) a Note and Trust Deed Modification Agreement of April 2008 between Borrower and Assignor recorded on July 22, 2008 in the Official Records at Reception No. 2944713; (c) a Note and Trust Deed Modification Agreement of August 2008 between Borrower and Assignor recorded on September 3, 2008 in the Official Records at Reception No. 2953018; (d) a Note and Trust Deed Modification Agreement of January 2009 between Borrower and Assignor recorded on July 22, 2008 in the Official Records at Reception No. 2985369; (e) a Note and Trust Deed Modification Agreement of May 2009 between Borrower and Assignor dated May 26,2009.

3.
Concurrently herewith, Borrower has partially paid down the outstanding balance of the Loan to Assignor. As of the date hereof, the outstanding balance of the Loan, including accrued interest, is $653,020.53.

      4.  Pursuant to a Purchase Agreement of even date herewith by and among Borrower,

Assignor and Assignee, Assignor has agreed to assign to Assignee the Loan Property and all rights and interests of Assignor thereunder and with respect thereto.

5.	Borrower desires to provide Assignee assurances on certain matters with respect to the Loan as more particularly described herein.

ASSIGNMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Borrower hereby agree as follows:

1.
Assignment. Assignor, as the present holder of the Promissory Note, the Deed of Trust and the other Loan Property, hereby assigns to Assignee the Loan Property, to have and to hold said Loan Property subject to the terms contained therein, together with all moneys now owing or that may hereafter become due or owing in respect thereof, and the full benefit of all powers, covenants and provisions contained therein. Assignor hereby grants and conveys to Assignee all of Assignor's interest under the Loan Property in the Property. Nothing in the foregoing or elsewhere in this Assignment is intended to alter, amend, or waive any enforcement rights against the Borrower or any other party named in any of the loan documents constituting the Loan Property.

2.
Borrower Representations and Warranties. In order to induce Assignee to accept this Assignment, Borrower hereby represents and warrants to Assignee and Assignee's successors and assigns that (a) Borrower is the sole, absolute owner of the Property; (b) the documents constituting the Loan Property are each valid, binding, in full force and effect, and enforceable against Borrower in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles; (c) Borrower intends to fully satisfy its obligations in respect of the Loan Property, (d) except for the fact that the Promissory Note is past due, there are no existing defaults by Borrower under the terms of the documents constituting the Loan Property; and (e) Borrower has no defenses, set-offs, or counterclaims against Assignee (or any other holder of the Loan Property including, after the date hereof, Assignor) under any of the documents constituting the Loan Property.

3. Miscellaneous.

a.    This Assignment shall be governed by and construed in accordance with the internal laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than those of the State of Colorado.

b.    This Assignment may be signed in counterparts, but taken together, shall constitute one legal instrument.

c.    Should any provision of this Assignment be declared or determined to be null and void, inoperative, illegal or invalid for any reason, the validity of the remaining

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parts, terms or provisions shall not be affected thereby and they shall retain their full force and effect and said null, void, inoperative, illegal or invalid part, term or provision, shall be deemed not to be part of this Assignment.

d.    The Recitals of this Assignment are ture and correct and are incorporated herein by this reference.

e.    The provisions of this Assignment shall bind and benefit the parties hereto and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, Assignor and Borrower have each executed this Assignment, effective as of the day and year first written above.

/s/Duane A. Duffy	/s/ Glen E. Duffy
Duane A. Duffy	Glenn E. Duffy

/s/ James Ober	/s/ Luke Garvey
James Ober	Luke Garvey

CALAIS RESOURCES, INC., a
British Columbia corporation

By:
Name:
Its:

CALAIS RESOURCES COLORADO, INC., a
Nevada corporation

By:    /s/ Thomas S. Hendricks
Name:   Thomas S. Hendricks
Its:     President

[Signature Page to Assignment of Loan Property]